Exhibit 99.1

Unaudited Attributed Financial Information for Tracking Stock Groups

The following tables present our assets, liabilities, revenue, expenses and cash flows that are intended to be attributed to the Liberty Sirius XM Group, Liberty Braves Group and the Liberty Media Group, respectively. The financial information should be read in conjunction with our audited financial statements for the years ended December 31, 2015, 2014 and 2013 incorporated by reference herein. The attributed financial information presented in the tables has been prepared assuming this attribution had been completed as of January 1, 2013. However, this attribution of historical financial information does not purport to be what actual results and balances would have been if such attribution had actually occurred and been in place during these periods.

Notwithstanding the following attribution of assets, liabilities, revenue, expenses and cash flows to the Liberty Sirius Group, Liberty Braves Group and the Liberty Media Group, our tracking stock capital structure will not affect the ownership or the respective legal title to our assets or responsibility for our liabilities. We and our subsidiaries each continue to be responsible for our respective liabilities. Holders of Liberty Sirius XM common stock, Liberty Braves common stock and Liberty Media common stock will be holders of our common stock and continue to be subject to risks associated with an investment in our company and all of our businesses, assets and liabilities. The issuance of Liberty Sirius XM common stock, Liberty Braves and Liberty Media common stock does not affect the rights of our creditors.

SUMMARY ATTRIBUTED FINANCIAL DATA

Liberty SiriusXM Group

Summary Balance Sheet Data:

	December 31,
	2015	2014
	amounts in millions
Cash and cash equivalents	$112	148
Investments in affiliates, accounted for using the equity method	$153	237
Intangible assets not subject to amortization	$23,695	23,695
Intangible assets subject to amortization, net	$1,027	1,088
Total assets	$27,001	27,092
Deferred revenue	$1,769	1,615
Long-term debt, including current portion	$5,709	4,756
Deferred tax liabilities	$1,622	1,344
Attributed net assets	$9,599	9,515
Noncontrolling interest	$7,198	8,778

Summary Statement of Operations Data:

	December 31,
	2015	2014	2013
	amounts in millions
Revenue	$4,552	4,141	3,625
Cost of subscriber services (1)	$1,823	1,580	1,334
Other operating expenses (2)	$73	71	62
Selling, general and administrative expense (3)	$728	679	582
Operating income (loss)	$1,073	1,004	878
Interest expense	$(307)	(234)	(109)
Gains (losses) on transactions, net	$—	2	7,479
Income tax (expense) benefit	$(322)	(327)	154
Net earnings (loss) attributable to noncontrolling interests	$184	217	211
Earnings (loss) attributable to Liberty Media Corporation stockholders	$259	231	8,190

(1)	Includes stock-based compensation of $32 million, $30 million and $26 million for the years ended December 31, 2015, 2014 and 2013, respectively.
(2)	Includes stock-based compensation of $18 million, $17 million and $14 million for the years ended December 31, 2015, 2014 and 2013, respectively.
(3)	Includes stock-based compensation of $107 million, $101 million and $93 million for the years ended December 31, 2015, 2014 and 2013, respectively.

Liberty Braves Group

Summary Balance Sheet Data:

	December 31,
	2015	2014
	amounts in millions
Cash and cash equivalents	$13	11
Investments in affiliates, accounted for using the equity method	$39	38
Intangible assets not subject to amortization	$323	323
Intangible assets subject to amortization, net	$70	78
Total assets	$849	604
Deferred revenue	$28	26
Long-term debt, including current portion	$139	99
Deferred tax liabilities	$49	55
Attributed net assets	$351	371

Summary Statement of Operations Data:

	December 31,
	2015	2014	2013
	amounts in millions
Revenue	$243	250	260
Selling, general and administrative expense (1)	$61	58	58
Operating income (loss)	$(38)	(47)	7
Share of earnings (losses) of affiliates, net	$9	10	5
Earnings (loss) attributable to Liberty Media Corporation stockholders	$(20)	(24)	6

(1)	Includes stock-based compensation of $10 million, $12 million and $10 million for the years ended December 31, 2015, 2014 and 2013, respectively.

Liberty Media Group

Summary Balance Sheet Data:

	December 31,
	2015	2014
	amounts in millions
Cash and cash equivalents	$76	522
Investments in available for sale securities and other cost investments	$525	808
Investments in affiliates, accounted for using the equity method	$923	576
Total assets	$1,952	2,573
Long-term debt, including current portion	$1,033	990
Attributed net assets	$983	1,512

Summary Statement of Operations Data:

	December 31,
	2015	2014	2013
	amounts in millions
Revenue	$—	59	117
Selling, general and administrative expense (1)	$72	136	124
Operating income (loss)	$(81)	(116)	(71)
Interest expense	$(20)	(21)	(22)
Share of earnings (losses) of affiliates, net	$(48)	(128)	(52)
Realized and unrealized gains (losses) on financial instruments, net	$(140)	38	295
Gains (losses) on transactions, net	$(4)	(2)	499
Income tax (expense) benefit	$102	248	(14)
Earnings (loss) attributable to Liberty Media Corporation stockholders	$(175)	(29)	584

(1)	Includes stock-based compensation of $37 million, $57 million and $50 million for the years ended December 31, 2015, 2014 and 2013, respectively.

BALANCE SHEET INFORMATION

December 31, 2015

(unaudited)

	Attributed (note 1)
	Liberty	Liberty	Liberty
	SiriusXM	Braves	Media	Inter-Group	Consolidated
	Group	Group	Group	Eliminations	Liberty
	amounts in millions
Assets
Current assets:
Cash and cash equivalents	$112	13	76	—	201
Trade and other receivables, net	235	9	3	—	247
Short term marketable securities	—	—	15	—	15
Other current assets	215	10	3	—	228
Total current assets	562	32	97	—	691
Investments in available-for-sale securities and other cost investments (note 2)	—	8	525	—	533
Investments in affiliates, accounted for using the equity method (note 3)	153	39	923	—	1,115

Property and equipment, at cost	1,984	406	197	—	2,587
Accumulated depreciation	(571)	(44)	(93)	—	(708)
	1,413	362	104	—	1,879

Intangible assets not subject to amortization
Goodwill	14,165	180	—	—	14,345
FCC licenses	8,600	—	—	—	8,600
Other	930	143	—	—	1,073
	23,695	323	—	—	24,018
Intangible assets subject to amortization, net	1,027	70	—	—	1,097
Deferred tax assets	—	—	4	(4)	—
Other assets, at cost, net of accumulated amortization	151	15	299	—	465
Total assets	$27,001	849	1,952	(4)	29,798

Liabilities and Equity
Current liabilities:
Intergroup payable (receivable) (note 6)	$116	25	(141)	—	—
Accounts payable and accrued liabilities	717	24	17	—	758
Current portion of debt (note 4)	255	—	—	—	255
Deferred revenue	1,769	28	—	—	1,797
Other current liabilities	3	—	—	—	3
Total current liabilities	2,860	77	(124)	—	2,813
Long-term debt (note 4)	5,454	139	1,033	—	6,626
Deferred income tax liabilities (note 6)	1,622	49	—	(4)	1,667
Other liabilities	268	233	60	—	561
Total liabilities	10,204	498	969	(4)	11,667
Equity / Attributed net assets	9,599	351	983	—	10,933
Noncontrolling interests in equity of subsidiaries	7,198	—	—	—	7,198
Total liabilities and equity	$27,001	849	1,952	(4)	29,798

BALANCE SHEET INFORMATION

December 31, 2014

(unaudited)

	Attributed (note 1)
	Liberty	Liberty	Liberty
	SiriusXM	Braves	Media	Inter-Group	Consolidated
	Group	Group	Group	Eliminations	Liberty
	amounts in millions
Assets
Current assets:
Cash and cash equivalents	$148	11	522	—	681
Trade and other receivables, net	221	9	5	—	235
Short term marketable securities	—	—	199	—	199
Other current assets	142	23	105	—	270
Total current assets	511	43	831	—	1,385
Investments in available-for-sale securities and other cost investments (note 2)	—	8	808	—	816
Investments in affiliates, accounted for using the equity method (note 3)	237	38	576	—	851

Property and equipment, at cost	1,925	140	150	—	2,215
Accumulated depreciation	(378)	(41)	(82)	—	(501)
	1,547	99	68	—	1,714

Intangible assets not subject to amortization
Goodwill	14,165	180	—	—	14,345
FCC licenses	8,600	—	—	—	8,600
Other	930	143	—	—	1,073
	23,695	323	—	—	24,018
Intangible assets subject to amortization, net	1,088	78	—	—	1,166
Other assets, at cost, net of accumulated amortization	14	15	290	—	319
Total assets	$27,092	604	2,573	—	30,269

Liabilities and Equity
Current liabilities:
Intergroup payable (receivable) (note 6)	$120	(4)	(116)	—	—
Accounts payable and accrued liabilities	669	20	23	—	712
Current portion of debt (note 4)	257	—	—	—	257
Deferred revenue	1,615	26	—	—	1,641
Other current liabilities	40	—	—	—	40
Total current liabilities	2,701	42	(93)	—	2,650
Long-term debt (note 4)	4,499	99	990	—	5,588
Deferred income tax liabilities (note 6)	1,344	55	108	—	1,507
Other liabilities	255	37	56	—	348
Total liabilities	8,799	233	1,061	—	10,093
Equity / Attributed net assets	9,515	371	1,512	—	11,398
Noncontrolling interests in equity of subsidiaries	8,778	—	—	—	8,778
Total liabilities and equity	$27,092	604	2,573	—	30,269

STATEMENT OF OPERATIONS INFORMATION

December 31, 2015

(unaudited)

	Attributed (note 1)
	Liberty	Liberty	Liberty
	SiriusXM	Braves	Media	Consolidated
	Group	Group	Group	Liberty
	amounts in millions
Revenue:
Subscriber revenue	$3,807	—	—	3,807
Other revenue	745	243	—	988
Total revenue	4,552	243	—	4,795
Operating costs and expenses, including stock-based compensation (note 5):
Cost of subscriber services (exclusive of depreciation shown separately below):
Revenue and share royalties	1,035	—	—	1,035
Programming and content	267	—	—	267
Customer service and billing	380	—	—	380
Other	141	—	—	141
Subscriber acquisition costs	533	—	—	533
Other operating expenses	73	189	—	262
Selling, general and administrative	728	61	72	861
Depreciation and amortization	322	31	9	362
	3,479	281	81	3,841
Operating income (loss)	1,073	(38)	(81)	954
Other income (expense):
Interest expense	(307)	(1)	(20)	(328)
Dividend and interest income	—	—	17	17
Share of earnings (losses) of affiliates, net	(1)	9	(48)	(40)
Realized and unrealized gains (losses) on financial instruments, net	—	—	(140)	(140)
Gains (losses) on transactions, net	—	—	(4)	(4)
Other, net	—	—	(1)	(1)
	(308)	8	(196)	(496)
Earnings (loss) from continuing operations before income taxes	765	(30)	(277)	458
Income tax (expense) benefit (note 6)	(322)	10	102	(210)
Net earnings (loss)	443	(20)	(175)	248
Less net earnings (loss) attributable to the noncontrolling interests	184	—	—	184
Net earnings (loss) attributable to Liberty stockholders	$259	(20)	(175)	64

STATEMENT OF OPERATIONS INFORMATION

December 31, 2014

(unaudited)

	Attributed (note 1)
	Liberty	Liberty	Liberty
	SiriusXM	Braves	Media	Consolidated
	Group	Group	Group	Liberty
	amounts in millions
Revenue:
Subscriber revenue	$3,514	—	—	3,514
Other revenue	627	250	59	936
Total revenue	4,141	250	59	4,450
Operating costs and expenses, including stock-based compensation (note 5):
Cost of subscriber services (exclusive of depreciation shown separately below):
Revenue and share royalties	810	—	—	810
Programming and content	262	—	—	262
Customer service and billing	373	—	—	373
Other	135	—	—	135
Subscriber acquisition costs	493	—	—	493
Other operating expenses	71	210	23	304
Selling, general and administrative	679	58	136	873
Depreciation and amortization	314	29	16	359
	3,137	297	175	3,609
Operating income (loss)	1,004	(47)	(116)	841
Other income (expense):
Interest expense	(234)	—	(21)	(255)
Dividend and interest income	1	—	26	27
Share of earnings (losses) of affiliates, net	5	10	(128)	(113)
Realized and unrealized gains (losses) on financial instruments, net	—	—	38	38
Gains (losses) on transactions, net	2	—	(2)	—
Other, net	(3)	—	(74)	(77)
	(229)	10	(161)	(380)
Earnings (loss) from continuing operations before income taxes	775	(37)	(277)	461
Income tax (expense) benefit (note 6)	(327)	13	248	(66)
Net earnings (loss)	448	(24)	(29)	395
Less net earnings (loss) attributable to the noncontrolling interests	217	—	—	217
Net earnings (loss) attributable to Liberty stockholders	$231	(24)	(29)	178

STATEMENT OF OPERATIONS INFORMATION

December 31, 2013

(unaudited)

	Attributed (note 1)
	Liberty	Liberty	Liberty
	SiriusXM	Braves	Media	Consolidated
	Group	Group	Group	Liberty
	amounts in millions
Revenue:
Subscriber revenue	$3,131	—	—	3,131
Other revenue	494	260	117	871
Total revenue	3,625	260	117	4,002
Operating costs and expenses, including stock-based compensation (note 5):
Cost of subscriber services (exclusive of depreciation shown separately below):
Revenue and share royalties	679	—	—	679
Programming and content	243	—	—	243
Customer service and billing	308	—	—	308
Other	104	—	—	104
Subscriber acquisition costs	491	—	—	491
Other operating expenses	62	170	52	284
Selling, general and administrative	582	58	124	764
Depreciation and amortization	278	25	12	315
	2,747	253	188	3,188
Operating income (loss)	878	7	(71)	814
Other income (expense):
Interest expense	(109)	(1)	(22)	(132)
Dividend and interest income	2	—	46	48
Share of earnings (losses) of affiliates, net	15	5	(52)	(32)
Realized and unrealized gains (losses) on financial instruments, net	—	—	295	295
Gains (losses) on transactions, net	7,479	—	499	7,978
Other, net	(18)	—	(97)	(115)
	7,369	4	669	8,042
Earnings (loss) from continuing operations before income taxes	8,247	11	598	8,856
Income tax (expense) benefit (note 6)	154	(5)	(14)	135
Net earnings (loss)	8,401	6	584	8,991
Less net earnings (loss) attributable to the noncontrolling interests	211	—	—	211
Net earnings (loss) attributable to Liberty stockholders	$8,190	6	584	8,780

STATEMENT OF CASH FLOWS INFORMATION

December 31, 2015

(unaudited)

	Attributed (note 1)
	Liberty	Liberty	Liberty
	SiriusXM	Braves	Media	Consolidated
	Group	Group	Group	Liberty
	amounts in millions
Cash flows from operating activities:
Net earnings (loss)	$443	(20)	(175)	248
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	322	31	9	362
Stock-based compensation	157	10	37	204
Excess tax benefit from stock-based compensation	(19)	—	—	(19)
Share of (earnings) loss of affiliates, net	1	(9)	48	40
Realized and unrealized (gains) losses on financial instruments, net	—	—	140	140
Noncash interest expense	6	—	—	6
Losses (gains) on transactions, net	—	—	4	4
Losses (gains) on dilution of investment in affiliate	—	—	1	1
Deferred income tax expense (benefit)	290	(6)	(109)	175
Intergroup tax allocation	(4)	(4)	8	—
Intergroup tax (payments) receipts	—	1	(1)	—
Other charges (credits), net	15	—	—	15
Changes in operating assets and liabilities
Current and other assets	(220)	9	3	(208)
Payables and other liabilities	212	33	—	245
Net cash provided (used) by operating activities	1,203	45	(35)	1,213
Cash flows from investing activities:
Cash proceeds from dispositions of investments	—	24	151	175
Proceeds (payments) from settlement of financial instruments, net	—	—	(322)	(322)
Investments in and loans to cost and equity investees	—	—	(19)	(19)
Capital expended for property and equipment	(135)	(128)	(33)	(296)
Purchases of short term investments and other marketable securities	—	—	(174)	(174)
Sales of short term investments and other marketable securities	—	—	358	358
Other investing activities, net	—	(9)	1	(8)
Net cash provided (used) by investing activities	(135)	(113)	(38)	(286)
Cash flows from financing activities:
Borrowings of debt	1,978	197	38	2,213
Repayments of debt	(1,038)	(158)	—	(1,196)
Intergroup (payments) receipts	9	31	(40)	—
Repurchases of Liberty common stock	—	—	(350)	(350)
Shares repurchased by subsidiary	(2,018)	—	—	(2,018)
Proceeds (payments) from issuances and settlements of financial instruments, net	—	—	5	5
Taxes paid in lieu of shares issued for stock-based compensation	(54)	—	(26)	(80)
Excess tax benefit from stock-based compensation	19	—	—	19
Net cash provided (used) by financing activities	(1,104)	70	(373)	(1,407)
Net increase (decrease) in cash and cash equivalents	(36)	2	(446)	(480)
Cash and cash equivalents at beginning of period	148	11	522	681
Cash and cash equivalents at end of period	$112	13	76	201

STATEMENT OF CASH FLOWS INFORMATION

December 31, 2014

(unaudited)

	Attributed (note 1)
	Liberty	Liberty	Liberty
	SiriusXM	Braves	Media	Consolidated
	Group	Group	Group	Liberty
	amounts in millions
Cash flows from operating activities:
Net earnings (loss)	$448	(24)	(29)	395
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	314	29	16	359
Stock-based compensation	148	12	57	217
Cash payments for stock-based compensation	—	(27)	(2)	(29)
Excess tax benefit from stock-based compensation	(2)	—	(1)	(3)
Share of (earnings) loss of affiliates, net	(5)	(10)	128	113
Realized and unrealized (gains) losses on financial instruments, net	—	—	(38)	(38)
Noncash interest expense	(35)	—	1	(34)
Losses (gains) on dilution of investment in affiliate	2	—	76	78
Deferred income tax expense (benefit)	284	(7)	(186)	91
Intergroup tax allocation	30	(5)	(25)	—
Intergroup tax (payments) receipts	—	(10)	10	—
Other charges (credits), net	19	—	(2)	17
Changes in operating assets and liabilities
Current and other assets	(20)	(53)	(1)	(74)
Payables and other liabilities	57	11	(35)	33
Net cash provided (used) by operating activities	1,240	(84)	(31)	1,125
Cash flows from investing activities:
Cash (paid) for acquisitions, net of cash acquired	2	—	(49)	(47)
Cash proceeds from dispositions of investments	—	—	247	247
Proceeds (payments) from settlement of financial instruments, net	—	—	(72)	(72)
Investments in and loans to cost and equity investees	—	—	(183)	(183)
Repayment of loans and other cash receipts from cost and equity investees	32	10	—	42
Capital expended for property and equipment	(126)	(66)	(2)	(194)
Purchases of short term investments and other marketable securities	—	—	(360)	(360)
Sales of short term investments and other marketable securities	—	—	176	176
Other investing activities, net	—	(6)	(14)	(20)
Net cash provided (used) by investing activities	(92)	(62)	(257)	(411)
Cash flows from financing activities:
Borrowings of debt	2,658	100	—	2,758
Repayments of debt	(1,266)	—	(670)	(1,936)
Intergroup (payments) receipts	(335)	—	335	—
Cash provided by the Broadband Spin-Off	—	—	259	259
Shares repurchased by subsidiary	(2,157)	—	—	(2,157)
Taxes paid in lieu of shares issued for stock-based compensation	(37)	—	(11)	(48)
Excess tax benefit from stock-based compensation	2	—	1	3
Net cash provided (used) by financing activities	(1,135)	100	(86)	(1,121)
Net increase (decrease) in cash and cash equivalents	13	(46)	(374)	(407)
Cash and cash equivalents at beginning of period	135	57	896	1,088
Cash and cash equivalents at end of period	$148	11	522	681

STATEMENT OF CASH FLOWS INFORMATION

December 31, 2013

(unaudited)

	Attributed (note 1)
	Liberty	Liberty	Liberty
	SiriusXM	Braves	Media	Consolidated
	Group	Group	Group	Liberty
	amounts in millions
Cash flows from operating activities:
Net earnings (loss)	$8,401	6	584	8,991
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	278	25	12	315
Stock-based compensation	133	10	50	193
Cash payments for stock-based compensation	—	—	(2)	(2)
Excess tax benefit from stock-based compensation	—	—	(6)	(6)
Share of (earnings) loss of affiliates, net	(15)	(5)	52	32
Realized and unrealized (gains) losses on financial instruments, net	—	—	(295)	(295)
Noncash interest expense	(62)	—	—	(62)
Losses (gains) on transactions, net	(7,479)	—	(499)	(7,978)
Losses (gains) on dilution of investment in affiliate	—	—	93	93
Losses (gains) on early extinguishment of debt	18	—	3	21
Deferred income tax expense (benefit)	(183)	(11)	22	(172)
Intergroup tax allocation	30	14	(44)	—
Other charges (credits), net	1	—	(4)	(3)
Changes in operating assets and liabilities				—
Current and other assets	64	(3)	126	187
Payables and other liabilities	(127)	5	44	(78)
Net cash provided (used) by operating activities	1,059	41	136	1,236
Cash flows from investing activities:
Cash (paid) for acquisitions, net of cash acquired	(117)	—	—	(117)
Cash proceeds from dispositions of investments	—	—	80	80
Proceeds (payments) from settlement of financial instruments, net	—	—	(59)	(59)
Investments in and loans to cost and equity investees	—	—	(2,585)	(2,585)
Repayment of loans and other cash receipts from cost and equity investees	16	4	61	81
Capital expended for property and equipment	(199)	(3)	(5)	(207)
Purchases of short term investments and other marketable securities	—	—	(178)	(178)
Sales of short term investments and other marketable securities	—	—	229	229
Other investing activities, net	—	(8)	—	(8)
Net cash provided (used) by investing activities	(300)	(7)	(2,457)	(2,764)
Cash flows from financing activities:
Borrowings of debt	3,168	—	2,755	5,923
Repayments of debt	(1,926)	—	(853)	(2,779)
Repurchases of Liberty common stock	—	—	(140)	(140)
Cash included in exchange transaction	—	—	(429)	(429)
Shares repurchased by subsidiary	(1,602)	—	—	(1,602)
Intergroup (payments) receipts	(232)	—	232	—
Proceeds (payments) from issuances and settlements of financial instruments, net	—	—	(299)	(299)
Issuance of warrants	—	—	170	170
Taxes paid in lieu of shares issued for stock-based compensation	(46)	—	(5)	(51)
Excess tax benefit from stock-based compensation	—	—	6	6
Other financing activities, net	13	12	(11)	14
Net cash provided (used) by financing activities	(625)	12	1,426	813
				(continued)

STATEMENT OF CASH FLOWS INFORMATION - Continued

December 31, 2013

(unaudited)

	Attributed (note 1)
	Liberty	Liberty	Liberty
	SiriusXM	Braves	Media	Consolidated
	Group	Group	Group	Liberty
	amounts in millions
(continued)
Net cash provided (used) by discontinued operations:
Cash provided (used) by operating activities	$—	—	—	—
Cash provided (used) by investing activities	—	—	—	—
Cash provided (used) by financing activities	—	—	550	550
Change in available cash held by discontinued operations	—	—	650	650
Net cash provided (used) by discontinued operations	—	—	1,200	1,200
Net increase (decrease) in cash and cash equivalents	134	46	305	485
Cash and cash equivalents at beginning of period	1	11	591	603
Cash and cash equivalents at end of period	$135	57	896	1,088

Notes to Attributed Financial Information

(unaudited)

(1)

The Liberty SiriusXM Group comprises our consolidated subsidiary, Sirius XM Holdings, Inc. (“SIRIUS XM”), $50 million in corporate cash (not reflected in these attributed financial statements) and its margin loan obligation incurred by a wholly-owned special purpose subsidiary of Liberty.

The Liberty Braves Group will initially comprise our consolidated subsidiary, Braves Holdings, LLC (“Braves Holdings”), which indirectly owns the Atlanta Braves Major League Baseball Club (“ANLBC”) and certain assets and liabilities associated with ANLBC’s stadium and mixed use development project (the “Development Project”), $50 million of corporate cash (not reflected in these attributed financial statements) and all liabilities arising under a note obligation from Braves Holdings to Liberty, with a total borrowing capacity of up to $165 million by Braves Holdings (the “Intergroup Note”) relating to funds borrowed and used for investment in the Development Project. As of December 31, 2015, Braves Holdings had drawn approximately $31 million on the Intergroup Note, which is included in the Intergroup payable (receivable) line item in the consolidated attributed balance sheet. The Intergroup Note is expected to be repaid using proceeds from a proposed subscription rights offering (as described in more detail below). Any remaining proceeds from the rights offering will be attributed to the Liberty Braves Group.

The Liberty Media Group will comprise all of the businesses, assets and liabilities of Liberty Media Corporation (“Liberty”) other than those specifically attributed to the Liberty SiriusXM Group or the Liberty Braves Group, including Liberty’s interests in Live Nation Entertainment, Inc. (“Live Nation”), minority equity investments in Time Warner Inc. and Viacom, Inc., the Intergroup Note, the recovery received in connection with the Vivendi lawsuit and cash, as well as Liberty’s 1.375% Cash Convertible Notes due 2023 and related financial instruments. Following the creation of the tracking stocks, the Liberty Media Group will also hold an approximate 20% inter-group interest in the Liberty Braves Group.

Liberty intends to distribute subscription rights related to the Liberty Braves Group tracking stock following the creation of the tracking stocks. The subscription rights to acquire shares of Series C Liberty Braves tracking stock are expected to be issued to raise capital to repay the Intergroup Note and for working capital purposes. The subscription rights would enable the holders to acquire shares of Series C Liberty Braves tracking stock at a 20% discount to the market price of the Series C Liberty Braves tracking stock. Liberty expects the subscription rights to be publicly traded, once the exercise price has been established and the rights offering to expire twenty trading days following its commencement. The accompanying financial information does not reflect the impact of the anticipated subscription rights distribution.

Notes to Attributed Financial Information (Continued)

(unaudited)

(2)	Investments in AFS securities, which are recorded at their respective fair market values, and other cost investments are summarized as follows:

	December 31, 2015	December 31, 2014
	amounts in millions
Liberty SiriusXM Group
Other AFS and cost investments	$—	—
Total attributed Liberty SiriusXM Group	—	—

Liberty Braves Group
Other AFS and cost investments	8	8
Total attributed Liberty Braves Group	8	8

Liberty Media Group
Fair Value Option Securities
Time Warner, Inc. (a)	275	363
Viacom, Inc. (b)	76	273
Other equity securities	74	82
Other debt securities	25	27
Total Fair Value Option Securities	450	745
AFS and cost investments
Live Nation debt securities	24	24
Other AFS and cost investments	51	39
Total AFS and cost investments	75	63
Total attributed Liberty Media Group	525	808

Consolidated Liberty	$533	816

(a)

Shares of Time Warner, Inc., which are held by the Liberty Media Group, are pledged as collateral pursuant to certain margin loan agreements, which are held by the Liberty SiriusXM Group, and the Braves Holdings mixed-use development facility, which is held by the Liberty Braves Group, as of December 31, 2015. See note 4 below for details regarding the number and fair value of shares pledged as collateral pursuant to certain margin loan agreements and the Braves Holdings mixed-use development facility as of December 31, 2015.

(b)	During the year ended December 31, 2015, Liberty sold 1.8 million shares of Viacom, Inc. common stock for approximately $122 million in proceeds.

Notes to Attributed Financial Information (Continued)

(unaudited)

(3)	The following table presents information regarding certain equity method investments attributed to each of the Liberty SiriusXM Group, Liberty Braves Group and Liberty Media Group:

	December 31, 2015			December 31, 2014
	Percentage	Market	Carrying	Carrying
	ownership	Value	amount	amount
	dollar amounts in millions
Liberty SiriusXM Group
SIRIUS XM Canada (a)	37%	142	$153	237
Total Liberty SiriusXM Group			153	237

Liberty Braves Group
Other	NA	NA	39	38
Total Liberty Braves Group			39	38

Liberty Media Group
Live Nation (b)(c)	35%	1,711	764	396
Other	various	NA	159	180
Total Liberty Media Group			923	576
Consolidated Liberty			$1,115	851

(a)

SIRIUS XM has an investment in SIRIUS XM Canada that was recorded at fair value, based on the market price per share (level 1), in the application of purchase accounting upon the acquisition of a controlling interest in SIRIUS XM on January 18, 2013.  See discussion below of SIRIUS XM Canada.

(b)

During September 2014, Liberty entered into a forward contract to acquire up to 15.9 million shares of Live Nation common stock. Prior to the contract’s original expiration during March 2015, the Company extended the contract through October 15, 2015 with expiration occurring on the sixtieth day following the completion of the counterparty’s initial hedge, which was November 27, 2015 and settlement occurring on December 2, 2015. The counterparty acquired the maximum number of Live Nation shares of common stock during September 2015. Liberty settled the contract for $396 million paid to the counterparty. During the year ended December 31, 2014, Liberty acquired an additional 1.7 million shares of Live Nation for approximately $39 million. During the year ended December 31, 2013, Liberty acquired an additional 1.7 million shares of Live Nation for approximately $19 million.

(c)

Shares of Live Nation, which are held by the Liberty Media Group, are pledged as collateral pursuant to a margin loan agreement, which is held by the Liberty SiriusXM Group, as of December 31, 2015. See note 4 below for details regarding the number and fair value of shares pledged as collateral pursuant to this  margin loan agreement as of December 31, 2015.

SIRIUS XM Canada

In the acquisition of SIRIUS XM, Liberty acquired an interest in SIRIUS XM Canada which SIRIUS XM accounts for as an equity method affiliate. Liberty recognized the investment at fair value, based on the market price per share (level 1), on the date of acquisition.

SIRIUS XM has entered into agreements to provide SIRIUS XM Canada with the right to offer SIRIUS XM satellite radio service in Canada. The various license and service agreements with SIRIUS XM Canada will expire in 2017 and 2020. SIRIUS XM receives a percentage-based royalty of 10% and 15% for certain types of subscriber fees earned by SIRIUS XM Canada for the distribution of Sirius and XM platforms,

Notes to Attributed Financial Information (Continued)

(unaudited)

respectively, royalties for activation fees and premium services and reimbursement for other charges. SIRIUS XM recognizes these payments on a gross basis as a principal obligor. The estimated fair value of deferred revenue from SIRIUS XM Canada as of the acquisition date was approximately $21 million, which is amortized on a straight-line basis through 2020, the end of the expected term of the agreements. SIRIUS XM provides programming and chipsets as well other services and SIRIUS XM Canada reimburses SIRIUS XM for such costs. At December 31, 2015, SIRIUS XM has approximately $6 million and $14 million in related party assets and liabilities, respectively, related to these agreements described above with SIRIUS XM Canada which are recorded in other assets and other liabilities, respectively, in the consolidated balance sheet. At December 31, 2014, SIRIUS XM had approximately $7 million and $18 million in related party assets and liabilities, respectively, related to these agreements described above with SIRIUS XM Canada which are recorded in other assets and other liabilities, respectively, in the consolidated balance sheet. Additionally, SIRIUS XM recorded approximately $56 million, $50 million and $49 million in revenue for the years ended December 31, 2015, 2014 and 2013, respectively, associated with these various agreements in the other revenue line in the consolidated statements of operations. SIRIUS XM Canada declared and paid dividends to SIRIUS XM of $16 million, $43 million and $17 million during the years ended December 31, 2015, 2014 and 2013, respectively.

Notes to Attributed Financial Information (Continued)

(unaudited)

(4)	Debt attributed to the Liberty SiriusXM Group, Liberty Braves Group and Liberty Media Group is comprised of the following:

	Outstanding	Carrying value
	Principal	December 31,	December 31,
	December 31, 2015	2015	2014
	amounts in millions
Liberty SiriusXM Group
Corporate level notes and loans:
Margin loans	$250	250	250
Subsidiary notes and loans:
SIRIUS XM 5.875% Senior Notes due 2020	650	645	644
SIRIUS XM 5.75% Senior Notes due 2021	600	596	595
SIRIUS XM 5.25% Senior Secured Notes due 2022	400	406	407
SIRIUS XM 4.25% Senior Notes due 2020	500	496	496
SIRIUS XM 4.625% Senior Notes due 2023	500	496	495
SIRIUS XM 6% Senior Notes due 2024	1,500	1,485	1,484
SIRIUS XM 5.375% Senior Notes due 2025	1,000	989	—
SIRIUS XM Credit Facility	340	340	380
SIRIUS XM leases	13	13	11
Less deferred financing costs	NA	(7)	(6)
Total Liberty SiriusXM Group	5,753	5,709	4,756
Liberty Braves Group
Notes and loans	147	147	100
Less deferred financing costs	NA	(8)	(1)
Total Liberty Braves Group	147	139	99
Liberty Media Group
Corporate level notes and loans:
Liberty 1.375% Cash Convertible Notes due 2023	1,000	995	990
Notes and loans	38	38	—
Total Liberty Media Group	1,038	1,033	990
Total debt	$6,938	6,881	5,845
Less debt classified as current		(255)	(257)
Total long-term debt		6,626	5,588

Margin Loans

During the year ended December 31, 2013, in connection with Liberty's acquisition of Charter Communications, Inc. (“Charter”) common stock and warrants, Liberty, through certain of its wholly-owned subsidiaries, entered into three different margin loans with various financial institutions (“lender parties”) in order to fund the purchase. Each agreement contains language that indicates that Liberty, as borrower and transferor of underlying shares as collateral, has the right to exercise all voting, consensual and other powers of ownership pertaining to the transferred shares for all purposes, provided that Liberty agrees that it will not vote the shares in any manner that would reasonably be expected to give rise to transfer or other certain restrictions. Similarly, the loan agreements indicate that no lender party shall have any voting rights with respect to the shares transferred, except to the extent that a lender party buys any shares in a sale or other disposition made pursuant to the terms of the loan agreements. The margin loans consist of the following:

Notes to Attributed Financial Information (Continued)

(unaudited)

$670 Million Margin Loan due 2015

At closing on May 1, 2013, LMC Cheetah 2, LLC, a wholly owned subsidiary of Liberty, entered into a margin loan agreement with an availability of $670 million pursuant to a term loan with various lender parties ("$670 Million Margin Loan due 2015"). Shares of Charter common stock were pledged as collateral pursuant to this agreement. The $670 Million Margin Loan was due May 1, 2015. As of December 31, 2013, Liberty had fully drawn the $670 Million Margin Loan due 2015. During the year ended December 31, 2014, Liberty fully repaid the $670 Million Margin Loan due 2015 and the shares previously pledged under the loan are no longer pledged as collateral.

$1.25 Billion Margin Loan due 2016

On April 30, 2013, Liberty Siri MarginCo, LLC, a wholly owned subsidiary of Liberty, entered into a margin loan agreement whereby Liberty Siri MarginCo, LLC borrowed $250 million pursuant to a term loan and $450 million pursuant to a revolving credit facility with various lender parties. Shares of common stock of certain of the Company’s equity affiliates and cost investments were pledged as collateral pursuant to this agreement. Borrowings under this agreement were due October 31, 2014. During 2013, Liberty Siri MarginCo, LLC repaid $450 million outstanding under the revolving credit facility.

During October 2014, Liberty refinanced this margin loan arrangement for a similar financial instrument with a term loan of $250 million and a $750 million undrawn line of credit. As of December 31, 2014, shares of SIRIUS XM, Live Nation, Time Warner, Inc. and Viacom, Inc. common stock were pledged as collateral pursuant to this agreement.  As of December 31, 2014, availability under the revolving line of credit was $750 million. The maturity of the new arrangement was October 28, 2015.

Prior to the maturity of the margin loan in October 2015, Liberty refinanced this margin loan arrangement for a similar financial instrument with a term loan of $250 million and a $1 billion undrawn line of credit, which is now scheduled to mature on October 25, 2016. In connection with the amendment, 4.6 million shares of SIRIUS XM, 7.8 million shares Live Nation, and all shares of Time Warner, Inc. were released as collateral to this agreement.  Additionally, due to the sale of shares of Viacom, Inc. held by Liberty during 2015 (note 2), shares of Viacom, Inc. are no longer pledged as collateral pursuant to this agreement.

As of December 31, 2015, availability under the revolving line of credit was $1 billion.

As of December 31, 2015, the value of shares pledged as collateral pursuant to the $1.25 billion margin loan due 2016 is as follows:

	Number of Shares Pledged
	as Collateral as of	Share value as of
Investment	December 31, 2015	December 31, 2015
	amounts in millions
Liberty SiriusXM Group
SIRIUS XM	145.4	$592
Liberty Media Group
Live Nation	4.2	$104

Braves Holdings Notes

In 2014, Braves Holdings, through a wholly-owned subsidiary, purchased 82 acres of land for the purpose of constructing a Major League Baseball facility and development of a mixed-use complex adjacent to the ballpark. The new facility is expected to cost approximately $672 million and Braves Holdings expects to spend approximately $50 million in other costs and equipment related to the new ballpark. Funding for the ballpark will be split between Braves Holdings, Cobb County, the Cumberland Improvement District (“CID”) and Cobb-Marietta Coliseum and Exhibit Hall Authority. Cobb-Marietta Coliseum and Exhibit Hall

Notes to Attributed Financial Information (Continued)

(unaudited)

Authority, the CID and Cobb County will be responsible for funding $392 million of ballpark related construction and Braves Holdings will be responsible for remainder of the cost, including cost overruns. Cobb-Marietta Coliseum and Exhibit Hall Authority issued $368 million in bonds during September 2015. Braves Holdings received $103 million of the bond proceeds during September 2015 as reimbursement for project costs paid for by Braves Holdings prior to the funding of the bonds. Funding for ballpark initiatives by Braves Holdings has come from cash reserves and utilization of two credit facilities. Additionally, during September 2015, Braves Holdings entered into a $345 million term loan (the “Braves Term Loan”) which is scheduled to mature during September 2020. In connection with entering into the Braves Term Loan, Braves Holdings partially repaid and reduced the capacity on one of the credit facilities from $150 million to $75 million for a total capacity under the credit facilities of $175 million. As of December 31, 2015, Braves Holdings has borrowed approximately $147 million under the Braves Term Loan and two credit facilities.

Due to Braves Holdings providing the initial funding of the project and its ownership of the land during the initial construction period, until the initial reimbursement by the Authority during September 2015 at which time the land was conveyed to the Authority, Braves Holdings has been deemed the owner (for accounting purposes) of the stadium during the construction period and costs have been classified as construction in progress (“CIP”), within the Property and equipment, net line item. Future costs of the project will continue to be captured in CIP along with a corresponding liability in other liabilities, for amounts funded by the Authority. At the end of construction an additional determination will be made to determine whether the transaction will qualify for sale-leaseback accounting treatment.

In addition, Braves Holdings through affiliated entities and outside development partners are in the process of developing land around the ballpark for a mixed-use complex that is expected to feature retail, residential, office, hotel and entertainment opportunities. The estimated cost for mixed-use development is $558 million, of which Braves Holdings affiliated entities are expected to fund approximately $490 million, which Braves Holdings intends to fund with a mix of approximately $200 million in equity and $290 million in new debt. In December 2015, certain subsidiaries of Braves Holdings entered into three separate credit facilities totaling $207 million to fund a portion of the mixed use development costs. All of the facilities were undrawn as of December 31, 2015.  The maturity dates of the facilities range between December 2018 and December 2019, and all of the facilities contain two year extension options.  As discussed in note 2, 464 thousand Time Warner, Inc. shares were pledged as collateral to these facilities. The fair value of the shares pledged as of December 31, 2015 was $30 million.

As of December 31, 2015, approximately $358 million has been spent to-date on the baseball facility and mixed-use development, of which approximately $190 million of funding has been provided by the Authority.

(5)

Cash compensation expense for our corporate employees will be allocated among the Liberty SiriusXM Group, Liberty Braves Group and the Liberty Media Group based on the estimated percentage of time spent providing services for each group. On an annual basis estimated time spent will be determined through an interview process and a review of personnel duties unless transactions significantly change the composition of companies and investments in either respective group which would require a timelier reevaluation of estimated time spent. Other general and administrative expenses are charged directly to the groups whenever possible and are otherwise allocated based on estimated usage or some other reasonably determined methodology. We note that stock compensation related to each tracking stock in the future will be calculated based on actual awards outstanding following the completion of the recapitalization and distribution.

While we believe that this allocation method is reasonable and fair to each group, we may elect to change the allocation methodology or percentages used to allocate general and administrative expenses in the future.

(6)

We have accounted for income taxes for the Liberty SiriusXM Group, Liberty Braves Group and the Liberty Media Group in the accompanying attributed financial information in a manner similar to a stand-alone company basis. To the extent this methodology differs from our tax sharing policy, differences have been reflected in the attributed net assets of the groups.

Notes to Attributed Financial Information (Continued)

(unaudited)

Liberty SiriusXM Group

Income tax benefit (expense) consists of:

	Years ended December 31,
	2015	2014	2013
	amounts in millions
Current:
Federal	$(13)	(31)	(25)
State and local	(18)	(12)	(9)
Foreign	(1)	—	5
	(32)	(43)	(29)
Deferred:
Federal	(252)	(264)	178
State and local	(38)	(20)	5
Foreign	—	—	—
	(290)	(284)	183
Income tax benefit (expense)	$(322)	(327)	154

Income tax benefit (expense) differs from the amounts computed by applying the U.S. federal income tax rate of 35% as a result of the following:

	Years ended December 31,
	2015	2014	2013
	amounts in millions
Computed expected tax benefit (expense)	$(268)	(271)	(2,887)
Non-taxable gain on book consolidation of SIRIUS XM	—	—	3,054
Dividends received deductions	—	95	36
Sale of subsidiary shares to subsidiary treated as a dividend for tax	—	(123)	(56)
State and local income taxes, net of federal income taxes	(6)	(33)	3
Change in valuation allowance affecting tax expense	(44)	3	4
Other, net	(4)	2	—
Income tax benefit (expense)	$(322)	(327)	154

Notes to Attributed Financial Information (Continued)

(unaudited)

The tax effects of temporary differences that give rise to significant portions of the deferred income tax assets and deferred income tax liabilities are presented below:

	December 31,
	2015	2014
	amounts in millions
Deferred tax assets:
Net operating and capital loss carryforwards	$1,759	2,111
Accrued stock compensation	102	96
Other accrued liabilities	45	57
Deferred revenue	729	678
Other future deductible amounts	—	12
Deferred tax assets	2,635	2,954
Valuation allowance	(49)	(5)
Net deferred tax assets	2,586	2,949
Deferred tax liabilities:
Investments	11	89
Discount on debt	9	—
Intangible assets	3,880	3,910
Other	308	294
Deferred tax liabilities	4,208	4,293
Net deferred tax liabilities	$1,622	1,344

Liberty Braves Group

Income tax benefit (expense) consists of:

	Years ended December 31,
	2015	2014	2013
	amounts in millions
Current:
Federal	$4	5	(15)
State and local	—	1	(1)
Foreign	—	—	—
	4	6	(16)
Deferred:
Federal	5	6	9
State and local	1	1	2
Foreign	—	—	—
	6	7	11
Income tax benefit (expense)	$10	13	(5)

Notes to Attributed Financial Information (Continued)

(unaudited)

Income tax benefit (expense) differs from the amounts computed by applying the U.S. federal income tax rate of 35% as a result of the following:

	Years ended December 31,
	2015	2014	2013
	amounts in millions
Computed expected tax benefit (expense)	$11	13	(4)
State and local income taxes, net of federal income taxes	1	1	(1)
Change in valuation allowance affecting tax expense	—	—	1
Other, net	(2)	(1)	(1)
Income tax benefit (expense)	$10	13	(5)

The tax effects of temporary differences that give rise to significant portions of the deferred income tax assets and deferred income tax liabilities are presented below:

	December 31,
	2015	2014
	amounts in millions
Deferred tax assets:
Other accrued liabilities	$14	18
Other future deductible amounts	15	10
Deferred tax assets	29	28
Valuation allowance	—	—
Net deferred tax assets	29	28
Deferred tax liabilities:
Investments	1	—
Intangible assets	77	83
Deferred tax liabilities	78	83
Net deferred tax liabilities	$49	55

Liberty Media Group

Income tax benefit (expense) consists of:

	Years ended December 31,
	2015	2014	2013
	amounts in millions
Current:
Federal	$(8)	44	(5)
State and local	1	18	13
Foreign	—	—	—
	(7)	62	8
Deferred:
Federal	102	155	(22)
State and local	7	31	—
Foreign	—	—	—
	109	186	(22)
Income tax benefit (expense)	$102	248	(14)

Notes to Attributed Financial Information (Continued)

(unaudited)

Income tax benefit (expense) differs from the amounts computed by applying the U.S. federal income tax rate of 35% as a result of the following:

	Years ended December 31,
	2015	2014	2013
	amounts in millions
Computed expected tax benefit (expense)	$97	97	(209)
Liquidation of consolidated subsidiaries	—	107	—
Non-taxable exchange of subsidiary	—	—	174
Dividends received deductions	2	4	10
State and local income taxes, net of federal income taxes	4	28	9
Change in valuation allowance affecting tax expense	—	(5)	4
Recognition of tax benefits not previously recognized, net	—	11	—
Other, net	(1)	6	(2)
Income tax benefit (expense)	$102	248	(14)

The tax effects of temporary differences that give rise to significant portions of the deferred income tax assets and deferred income tax liabilities are presented below:

	December 31,
	2015	2014
	amounts in millions
Deferred tax assets:
Net operating and capital loss carryforwards	$36	8
Accrued stock compensation	38	31
Other accrued liabilities	17	13
Other future deductible amounts	—	3
Deferred tax assets	91	55
Valuation allowance	—	—
Net deferred tax assets	91	55
Deferred tax liabilities:
Investments	55	140
Discount on debt	21	—
Other	11	23
Deferred tax liabilities	87	163
Net deferred tax (assets) liabilities	$(4)	108

Intergroup payable (receivable)

Except for the Intergroup Note between the Liberty Braves Group and the Liberty Media Group as discussed in note 1, the intergroup balance at December 31, 2015 and 2014 is primarily a result of timing of tax benefits.

(7)

The Liberty SiriusXM common stock, Liberty Braves common stock and Liberty Media common stock will have voting and conversion rights under our restated charter. Following is a summary of those rights. Holders of Series A common stock of each group will be entitled to one vote per share, and holders of Series B common stock of each group will be entitled to ten votes per share. Holders of Series C common stock of each group will be entitled to 1/100th of a vote per share in certain limited cases and will otherwise not be entitled to vote. In general, holders of Series A and Series B common stock will vote as a single class. In certain limited circumstances, the board may elect to seek the approval of the holders of only Series A and

Notes to Attributed Financial Information (Continued)

(unaudited)

Series B Liberty Sirius stock, Series A and Series B Liberty Braves stock, or the approval of the holders of only Series A and Series B Liberty Media stock.

At the option of the holder, each share of Series B common stock of each group will be convertible into one share of Series A common stock of the same group. At the discretion of our board, the common stock related to one group may be converted into common stock of the same series that is related to another other group.